Supplement dated June 4, 2013
to the Statement of Additional Information (SAI), as supplemented, of each of the following funds:
Fund	SAI Dated
Columbia Funds Series Trust I
Columbia Emerging Markets Fund	5/1/2013
Columbia Strategic Income Fund
Effective June 30, 2013, the following paragraph is added to the “Investment Advisory and Other Services – The Investment Manager and Investment Advisory Services” section in the SAI for the above mentioned funds:
The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial. Pursuant to this arrangement, certain employees of Threadneedle may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager. This arrangement is based on no-action letters of the staff of the Securities and Exchange Commission (SEC) that permits SEC-registered investment advisers to rely on and use the resources of advisory affiliates or “participating affiliates”, subject to the supervision of that SEC-registered investment adviser. Threadneedle is a “participating affiliate” of the Investment Manager and is itself an SEC-registered investment adviser, and the Threadneedle employees are “affiliated persons” of the Investment Manager.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP910_00_001_(6/13)